Form N-SAR
Item 770



Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Growth & Income Fund

Issuer:						Twitter, Inc. (TWTR) IPO



Years of Operation:				3+



Offering Type:					Equity



Underwriter from whom Purchased:		Goldman, Sachs & Co.




Underwriting Syndicate Members:		       Goldman Sachs/Morgan Stanley
						J.P.Morgan


Date Offering Commenced:			11/07/2013


Principal Amount of Offering:			$1,820,000,000




Offering price:					$26.00



Commission, spread or profit:			$.85


Dollar amount of purchase:			$18,200

Number of Shares purchased:			700



Principal amount of purchases by all investment
Companies advised by the investment sub-adviser:     1.880%







Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Mid Cap Strategic Growth Fund

Issuer:						Twitter, Inc. (TWTR) IPO



Years of Operation:				3+



Offering Type:					Equity



Underwriter from whom Purchased:		Goldman, Sachs & Co.




Underwriting Syndicate Members:		       Goldman Sachs/Morgan Stanley
						J.P.Morgan


Date Offering Commenced:			11/07/2013


Principal Amount of Offering:			$1,820,000,000




Offering price:					$26.00



Commission, spread or profit:			$.85


Dollar amount of purchase:			$1,171,846

Number of Shares purchased:			45,071




Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Small-Mid Growth Fund

Issuer:						Fireeye, Inc.



Underwriter from whom Purchased:		Morgan Stanley & Co.




Underwriting Syndicate Members:			Goldman, Sachs & Co.



Date Offering Commenced:			09/19/2013


Principal Amount of Offering:			$15,175,000




Offering price:					$20



Commission, spread or profit:			$1.40


Dollar amount of purchase:			$8,987





Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Small-Mid Growth Fund

Issuer:						Foundation Medicine, Inc.



Underwriter from whom Purchased:		J.P. Morgan Securities LLC



Underwriting Syndicate Members:			Goldman, Sachs & Co.



Date Offering Commenced:			09/25/2013


Principal Amount of Offering:			$5,888,900




Offering price:					$18



Commission, spread or profit:			$1.26


Dollar amount of purchase:			$9,694









Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Small-Mid Growth Fund

Issuer:						Burlington Stores, Inc.



Underwriter from whom Purchased:		J.P. Morgan Securities LLC



Underwriting Syndicate Members:			Goldman, Sachs & Co.



Date Offering Commenced:			10/01/2013


Principal Amount of Offering:			$13,333,300




Offering price:					$17



Commission, spread or profit:			$1.19


Dollar amount of purchase:			$25,197








Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Small-Mid Growth Fund

Issuer:						Potbelly Corp



Underwriter from whom Purchased:		Merrill Lynch, Pierce, Fenner
						& Smith, Inc.Merrill Lynch



Underwriting Syndicate Members:			Goldman, Sachs & Co.



Date Offering Commenced:			10/03/2013


Principal Amount of Offering:			$7,500,000




Offering price:					$14



Commission, spread or profit:			$0.98


Dollar amount of purchase:			$2,272





Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Small-Mid Growth Fund

Issuer:						Surgical Care Affiliates, Inc.



Underwriter from whom Purchased:		Citigroup Global Markets, Inc.



Underwriting Syndicate Members:			Goldman, Sachs & Co.



Date Offering Commenced:			10/30/2013


Principal Amount of Offering:			$9,777,778




Offering price:					$24



Commission, spread or profit:			$1.50


Dollar amount of purchase:			$5,525







Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Small-Mid Growth Fund

Issuer:						Qunar Cayman Islands Ltd. ADR



Underwriter from whom Purchased:		Deutsche Bank Securities, Inc.



Underwriting Syndicate Members:			Goldman, Sachs & Co.



Date Offering Commenced:			11/01/2013


Principal Amount of Offering:			$11,111,000




Offering price:					$15



Commission, spread or profit:			$1.05


Dollar amount of purchase:			$2,538







Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Small-Mid Growth Fund

Issuer:						Zulily, Inc.



Underwriter from whom Purchased:		Merrill Lynch, Pierce, Fenner
						& Smith, Inc.



Underwriting Syndicate Members:			Goldman, Sachs & Co.



Date Offering Commenced:			11/15/2013


Principal Amount of Offering:			$11,500,000




Offering price:					$22



Commission, spread or profit:			$1.43


Dollar amount of purchase:			$3,752